Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Biota Pharmaceuticals, Inc. (“the Company”) for the quarterly period ended March 31, 2015 (the “Report”), I, Joseph M. Patti, Chief Executive Officer of the Company, and Russell H. Plumb, Executive Chairman of the Company each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2015	By:	/s/ Joseph M. Patti
Joseph M. Patti
Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Russell H Plumb
Russell H Plumb
Executive Chairman
(Principal Financial Officer)